UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 3, 2023
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
PBF Energy Inc. (the “Company”) announced today that Thomas Nimbley will be transitioning from his position as Chief Executive Officer of the Company effective July 1, 2023 (the “Effective Date”). Mr. Nimbley has served in this capacity since the Company’s initial public offering in December 2012. Mr. Nimbley will continue to serve the Company as Executive Chairman of the Board.
Upon assuming the role of Executive Chairman of the Board, Mr. Nimbley’s base salary will be reduced to $1,200,000 from $1,500,000. The target opportunity for Mr. Nimbley in the Company’s cash incentive program (“CIP”) will remain at 150% of his base salary. Mr. Nimbley’s employment agreement has been amended to reflect his role and salary change, as well as certain other changes, effective as of the Effective Date. His actual CIP payout, if any, will be based on performance relative to the performance goals established under the CIP. Mr. Nimbley will continue to be eligible to participate in the Company’s long-term incentive program as determined by the Compensation Committee of the Board. The foregoing is qualified in its entirety by reference to the amended employment agreement, which is attached as Exhibit 10.1 hereto.
The Board of Directors of the Company has appointed Matthew Lucey to become President and Chief Executive Officer and a member of the Board of Directors, in each case, effective as of the Effective Date. Mr. Lucey, age 49, currently serves as the President of the Company, a position he has held since 2015. He previously served as the Company’s first Chief Financial Officer until 2014 and thereafter as Executive Vice President. Prior to his tenure at PBF Energy, Mr. Lucey worked in private equity specializing in several sectors of the broader energy industry from 2001 to 2008. Before that, Mr. Lucey spent six years in the banking industry. In his role as President and Chief Executive Officer, Mr. Lucey’s annual base salary will be increased to $1,250,000. Mr. Lucey’s employment agreement has been amended to reflect his role and salary change, as well as certain other changes, effective as of the Effective Date. The target opportunity for Mr. Lucey in the Company’s CIP will remain at 150% of his base salary. His actual CIP payout, if any, will be based on performance relative to the performance goals established under the CIP. Mr. Lucey will continue to be eligible to participate in the Company’s long-term incentive program as determined by the Compensation Committee of the Board. The foregoing is qualified in its entirety by reference to the amended employment agreement, which is attached as Exhibit 10.2 hereto.
There are no other arrangements or understandings between Mr. Lucey and any other persons pursuant to which Mr. Lucey was appointed the Company’s President and Chief Executive Officer. There are also no family relationships between Mr. Lucey and any director or executive officer of the Company. Mr. Lucey has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on May 3, 2023. At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors until the 2024 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas Nimbley	85,391,604	2,717,624	64,031	11,177,203
Spencer Abraham	81,706,376	6,402,215	64,668	11,177,203
Wayne Budd	81,976,515	6,131,689	65,055	11,177,203
Paul J. Donahue, Jr.	86,251,699	1,857,214	64,346	11,177,203
S. Eugene Edwards	84,713,255	3,394,612	65,392	11,177,203
Georganne Hodges	87,689,250	420,265	63,744	11,177,203
Kimberly Lubel	71,072,251	17,037,074	63,934	11,177,203
George Ogden	86,166,994	1,942,168	64,097	11,177,203
Damian W. Wilmot	86,636,186	1,436,028	101,045	11,177,203
Lawrence Ziemba	87,624,389	449,004	99,866	11,177,203

In addition, the following proposals were voted at PBF Energy’s Annual Meeting:
The ratification of the appointment of Deloitte & Touche LLP to serve as PBF Energy’s independent registered public accounting firm for 2023 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN
98,320,533	790,793	239,136
With respect to the advisory vote regarding the 2022 compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
83,267,801	4,803,341	102,117	11,177,203

Item 7.01 Regulation FD Disclosure.
On May 4, 2023, the Company issued a press release announcing Mr. Nimbley’s transition to Executive Chairman of the Board and the appointment of Mr. Lucey as President and Chief Executive Officer and a member of the Board of Directors, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement dated as of May 3, 2023 between Thomas J. Nimbley and PBF Investments LLC.

10.2	Third Amended and Restated Employment Agreement dated as of May 3, 2023 between Matthew C. Lucey and PBF Investments LLC.

99.1	Press Release Dated May 4, 2023 Announcing CEO Transition.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2023	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	May 4, 2023	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	May 4, 2023	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary